                                                                    Exhibit 10.5

                                    AMENDMENT

                                      OF A

                                      LEASE

Dated: December 5, 1996

BETWEEN:       THE MANUFACTURERS LIFE INSURANCE COMPANY
               (LANDLORD)

               AND

               MEDIA SYNERGY INC. (TENANT)

FOR: Approximately 5,584 sq. ft. on the second floor of Building C the Ontario Design Centre
         260 King Street East,

Save and except for the below changes, the existing lease shall remain in full force and effect.

1.       LEASED PREMISES

The Tenant shall lease an additional gross area of 4,150 square feet on the ground floor of B Building as outlined on Schedule "B".

2.       BASE RENT

The Tenant shall pay to the Landlord yearly by monthly installment base Rent as per following schedule:

Year 1 - $8.00/sq. ft. = $2,766.67/month or $33,200 per annum

Year 2 - $9.00/sq. ft. = $3,112.50/month or $37,350 per annum

3.       TERM

The term on the additional space shall be from November 1, 1999 to November 30, 2001. The tenant shall have access to the space upon execution of this amendment to complete their leasehold improvements.

4.       COMMENCEMENT OF RENT

Rent shall commence on November 1, 1999.

DATED at Toronto, this 15th day of September 1999.

Signed, Sealed and                            MEDIA SYNERGY INC.
Delivered in the presence of

                                              per:
 /s/ Shanna Finman                             /s/ Martha Ainsley
-----------------------------------           ----------------------------------

Signed, Sealed and                            The Manufacturers Life Insurance
Delivered in the presence of:                 Company

                                              per:
 /s/ Judy Lucas                                         /s/ Ron Meanchoff
-----------------------------------           ----------------------------------